                                 SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))

                             Cova Series Trust
________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________

                               COVA SERIES TRUST

                           ONE TOWER LANE, SUITE 3000
                        OAKBROOK TERRACE, IL 60181-4644
                            TELEPHONE (800) 831-LIFE

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 24, 1996

  Notice is hereby given to the holders ("Shareholders") of the Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Growth and Income Portfolio and Stock Index Portfolio (the "Portfolios") of the Cova Series Trust, formerly Van Kampen Merritt Series Trust, a Massachusetts business trust (the "Trust"), that a Special Meeting of the Shareholders of the Portfolios (the "Meeting") will be held at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, on Thursday, October 24, 1996, at 9:30 a.m., local time, for the following purpose:

    1. To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory Corporation, Van Kampen American Capital Investment Advisory Corp. and Cova Series Trust; and

    2. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Portfolios at the close of business on September 5, 1996 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    Jeffery K. Hoelzel,
                                    Senior Vice President and Secretary
September   , 1996

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1995 AND THE TRUST'S SEMI-ANNUAL REPORT TO SHAREHOLDERS WHICH INCLUDES UNAUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF JUNE 30, 1996, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 831-LIFE OR WRITING TO COVA LIFE AT ONE TOWER LANE, SUITE 3000, OAKBROOK TERRACE, ILLINOIS 60181-4644.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE:

                FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

                                PROXY STATEMENT
                               COVA SERIES TRUST
                           ONE TOWER LANE, SUITE 3000
                        OAKBROOK TERRACE, IL 60181-4644
                            TELEPHONE (800) 831-LIFE
                        SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 24, 1996

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board") of the Cova Series Trust (the "Trust") of which the Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Growth and Income Portfolio and Stock Index Portfolio (referred to herein collectively as the "Portfolios" or individually as the "Portfolio") are separate series of the Trust, of proxies to be voted at a Special Meeting of Shareholders, and at all adjournments thereof (the "Meeting"), to be held at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, on Thursday, October 24, 1996, at 9:30 a.m., local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy
is September   , 1996.

  The Trustees have fixed the close of business on September 5, 1996 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Portfolios ("Shareholders") entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

  As of the Record Date, there were       Shares of the Money Market Portfolio,
      Shares of the Quality Income Portfolio,       Shares of the High Yield
Portfolio,       Shares of the Growth and Income Portfolio and       Shares of
the Stock Index Portfolio outstanding. See page   for information concerning the
substantial Shareholders of the Shares of the Trust.

  The primary purpose of the Meeting is to permit the Portfolios' Shareholders to consider a New Sub-Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of June 21, 1996 (the "Merger Agreement"), among Morgan Stanley Group Inc. ("Morgan Stanley"), MSAM Holdings II, Inc., MSAM Acquisition Inc. and VK/AC Holding, Inc. ("VKAC Holding"), the indirect parent corporation of the Portfolio's sub-adviser, Van Kampen American Capital Investment Advisory Corp. (the "Sub-Adviser"). Pursuant to the Merger Agreement, the Portfolios' Sub-Adviser will become an indirect subsidiary of Morgan Stanley. The shareholder vote on the New Sub-Advisory Agreement is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of Morgan Stanley's contemplated acquisition of the Sub-Adviser. The Portfolio's New Sub-Advisory Agreement is substantially identical to the Portfolio's Current Sub-Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination.

  THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1995 AND THE TRUST'S SEMI-ANNUAL REPORT TO SHAREHOLDERS WHICH INCLUDES UNAUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF JUNE 30, 1996, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 831-LIFE OR WRITING TO COVA LIFE AT ONE TOWER LANE, SUITE 3000, OAKBROOK TERRACE, ILLINOIS 60181-4644.

VOTING

  Shares which represent interests in a particular Portfolio of the Trust vote separately on those matters which pertain only to that Portfolio. All Shares of a Portfolio will vote together as a single class on Proposal 1 and, as appropriate, any other business which may properly come before the Meeting. With respect to Proposal 1, a vote of all Shareholders of the Trust may not be binding on a Portfolio whose Shareholders have not approved such matter. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a "vote of the majority of the outstanding voting securities" of a Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting, if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the New Sub-Advisory Agreement (as defined below) among Cova Investment Advisory Corporation, (the "Adviser" or "Cova Advisory"), the Sub-Adviser and the Trust.

  The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by Cova Financial Life Insurance Company and its insurance company affiliates ("Cova Life"). All Shares of each Portfolio of the Trust are owned by Cova Life. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), Cova Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Portfolio of the Trust will be voted by Cova Life in accordance with voting instructions received from such Variable Contract owners. Cova Life will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to Cova Life's interest in the Trust. Cova Life has fixed the close of business on October 21, 1996, as the last day on which voting instructions will be accepted.

  This Proxy is solicited by the Trustees.

  THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

  Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  The Trust knows of no business other than that described in Proposal 1 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
- ------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT
- ------------------------------------------------------------------------------

THE SUB-ADVISER

  Cova Advisory serves as investment adviser to the portfolios of the Trust (including the Portfolios) pursuant to an Investment Advisory Agreement, dated May 1, 1996, which was approved by the Board of Trustees, including a majority of the non-interested Trustees, on February 9, 1996 (the "Investment Advisory Agreement") and approved by the shareholders of the Trust on February 9, 1996. The Adviser's address is One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181. The Investment Advisory Agreement provides that the Adviser will supply investment research and portfolio management (including, without limitation the selection of securities for each portfolio to purchase, hold or sell and the selection of brokers through whom such portfolio's transactions are executed, in accordance with the policies adopted by the Trust and its Board of Trustees). The Adviser may select, retain and compensate any sub-advisers for investment management of any of the portfolios of the Trust. The Adviser also administers the business affairs of each portfolio of the Trust and furnishes offices and necessary facilities and equipment and provides administrative services to each portfolio of the Trust.

  The Adviser has retained the Sub-Adviser to act as sub-adviser for the Portfolios pursuant to the Current Sub-Advisory Agreement. From the commencement of the

Trust's operations until April 30, 1996, the Sub-Adviser acted as investment adviser for the portfolios of the Trust (including the Portfolios).

  The Sub-Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VKAC Holding, which in turn is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, approximately 6% of the common stock of VKAC Holding and have the right to acquire, upon the exercise of options (whether or not vested), approximately an additional 12% of the common stock of VKAC Holding. Currently, and after giving effect to the exercise of such options, no officer or trustee of the Trust owns or would own 5% or more of the common stock of VKAC Holding. The addresses of VKAC Holding, VKAC and the Sub-Adviser are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

  The following individuals are associated with the Sub-Adviser and are the portfolio managers for the Portfolios as indicated: Pete Papageorgakis is the portfolio manager for the Stock Index Portfolio of the Trust. James A. Gilligan is the portfolio manager for the Growth and Income Portfolio of the Trust. Reid
J. Hill is the portfolio manager for the Money Market Portfolio of the Trust. Robert J. Hickey is the portfolio manager for the Quality Income Portfolio. Anne Lorsung is the portfolio manager for the High Yield Portfolio of the Trust.

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. Morgan Stanley Asset Management Inc. also is a wholly-owned subsidiary of Morgan Stanley. As of

June 30, 1996, Morgan Stanley Asset Management Inc., together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

THE ACQUISITION

  Pursuant to the Merger Agreement, MSAM Acquisition Inc. will be merged with and into VKAC Holding and VKAC Holding will be the surviving corporation (the "Acquisition"). Following the Acquisition, VKAC Holding and the Sub-Adviser will be indirect subsidiaries of Morgan Stanley.

  The Sub-Adviser anticipates that the consummation of the Acquisition will occur by the end of November 1996, provided that a number of conditions set forth in the Merger Agreement are met or waived. The conditions require, among other things, that as of the closing the shareholders of certain investment companies (including the Portfolios) and investors in certain accounts advised by the Sub-Adviser or its affiliates, which investment companies and accounts have aggregate assets in excess of a specified minimum amount, have approved new investment advisory agreements or consented to the assignment of existing investment advisory agreements. At the closing, MSAM Acquisition Inc. will pay approximately $740 million (based on VKAC's long-term debt outstanding as of July 31, 1996) in cash to the stockholders of VKAC Holding (excluding certain management stockholders), and to persons owning options to purchase stock of VKAC Holding, subject to certain purchase price adjustments set forth in the Merger Agreement. As of July 31, 1996, VKAC had long-term debt outstanding of approximately $410 million. To the extent that pre-tax income of VKAC prior to the closing of the Acquisition permits the repayment of its long-term debt, the purchase price for the equity interests in VKAC Holding will be increased by the amount of long-term debt repaid. The purchase price also is subject to certain adjustments based, among other things, on assets under management of VKAC and its subsidiaries at the time of closing. The Sub-Adviser also contemplates that, as part of the Acquisition, certain officers and directors of VKAC Holding and its affiliates will contribute to MSAM Holdings II, Inc. their existing shares of common stock of VKAC Holding in exchange for approximately $25 million of shares of preferred stock of MSAM Holdings II, Inc. which, in turn, will be exchangeable into common stock, par value $1.00 per share, of Morgan Stanley at specified times over a four year period. Such shares of preferred stock will represent, in the aggregate, 5% of the combined voting power in MSAM Holdings II, Inc., the remainder of which will be indirectly owned by Morgan Stanley.

  VKAC Holding will engage in certain preparatory transactions prior to the Acquisition, including the distribution to stockholders of VKAC Holding of (i) all of VKAC Holding's investment in McCarthy, Crisanti & Maffei, Inc., a wholly-owned subsidiary engaged in the business of distributing research and financial information, (ii) all of VKAC Holding's investment in Hansberger Global Investors, Inc. ("HGI"), a company in which VKAC Holding made a minority investment in May 1996, and (iii) certain related cash amounts.

  There is no financing condition to the closing of the Acquisition. VKAC has been advised by Morgan Stanley that as of August 30, 1996, no determination has been made whether any additional indebtedness will be incurred by Morgan Stanley and its affiliates or VKAC and its affiliates in connection with the Acquisition. In addition, the disposition of VKAC's outstanding long-term indebtedness (including its bank loans and senior notes) in connection with the Acquisition has not yet been determined.

  The operating revenue of VKAC and its subsidiaries for the fiscal year ended December 31, 1995, less expenses for the same period, was more than adequate to service VKAC's outstanding debt. VKAC prepaid $80 million of its long-term debt in 1995, and has continued to make debt prepayments during 1996. VKAC Holding and VKAC believe, based on the earnings experience of VKAC and its subsidiaries, that after the Acquisition the operating revenue of VKAC and its subsidiaries should be more than sufficient to service their debt and that VKAC and its subsidiaries should be able to conduct their respective operations as now conducted and as proposed to be conducted.

  The Merger Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Sub-Adviser relating to the Portfolio, the personnel managing the Portfolio or other services or business activities of the Portfolio. The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Sub-Adviser, or in the manner in which the Sub-Adviser renders services to the Portfolio. Morgan Stanley has agreed in the Merger Agreement that, for a period of two years from the date of the Acquisition, it will cause the Sub-Adviser to provide compensation and employee benefits which are substantially comparable in the aggregate to those presently provided. The Sub-Adviser does not anticipate that the Acquisition or any ancillary transactions will cause a reduction in the quality of services now provided to the Portfolio, or have any adverse effect on the Sub-Adviser's ability to fulfill its obligations under the New Sub-Advisory Agreement or to operate its business in a manner consistent with past business practices.

  Certain officers of the Sub-Adviser and its affiliates previously entered into employment agreements with VKAC Holding which expire from between 1997 and 2000. Certain officers of the Sub-Adviser also previously entered into retention agreements with VKAC Holding, which will remain in place for two years following the consummation of the Acquisition. The Merger Agreement contemplates that Morgan Stanley will, and will cause VKAC Holding to, honor such employment and retention agreements. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Sub-Adviser for a remaining term of two to four years. As described above, certain officers and employees of VKAC and the Sub-Adviser are expected to contribute their existing shares of common stock of VKAC Holding to MSAM Holdings II, Inc. in exchange for approximately $25 million of preferred stock in MSAM Holdings II, Inc. which, in turn, will be exchangeable into common stock, par value $1.00 per share, of Morgan Stanley at specified times over a four year period. Such shares of preferred stock will represent, in the aggregate, 5% of the combined voting power in MSAM Holdings II, Inc.

THE SUB-ADVISORY AGREEMENTS

  Consummation of the Acquisition may constitute an "assignment" (as defined in the 1940 Act) of the sub-advisory agreement currently in effect among the Portfolio's Sub-Adviser, the Adviser and the Trust (the "Current Sub-Advisory Agreement"). As required by the 1940 Act, the Current Sub-Advisory Agreement provides for its automatic termination in the event of an assignment. See "The Current Sub-Advisory Agreement" below.

  In anticipation of the Acquisition and in order for the Sub-Adviser to continue to serve as sub-adviser to the Portfolio after consummation of the Acquisition, a new sub-advisory agreement (the "New Sub-Advisory Agreement") among the Sub-Adviser, the Adviser and the Trust must be approved (i) by a majority of the Trustees of the Trust who are not parties to the New Sub-Advisory Agreement or interested persons of any such party ("Disinterested Trustees") and (ii) by holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Portfolio. See "The New Sub-Advisory Agreement" below.

  THE CURRENT SUB-ADVISORY AGREEMENT. The Current Sub-Advisory Agreement for the Portfolio was approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on February 9, 1996, for an initial period of two years. The Current Sub-Advisory Agreement was approved by Shareholders of the Portfolios of the Trust at a meeting held on February 9, 1996.

  The Current Sub-Advisory Agreement provides that in accordance with each Portfolio's investment objective and policies and under the supervision of the Adviser and the Trustees, the Sub-Adviser is responsible for the day-to-day investment management of the Portfolios, makes investment decisions for the Portfolios and places orders on behalf of the Portfolios to effect the investment decisions made.

  The Current Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any portfolio in connection with the matters to which the Current Sub-Advisory

Agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its obligations and duties or (2) by reason of its reckless disregard of its obligations and duties under the Current Sub-Advisory Agreement.

  The Sub-Adviser's activities are subject to the review and supervision of the Adviser and the Board of Trustees to which the Sub-Adviser renders periodic reports with respect to the Portfolios' investment activities. The Current Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Portfolio or by the Sub-Adviser on sixty (60) days' written notice to the Adviser. The Current Sub-Advisory Agreement may not be terminated by the Adviser without the approval of a majority of the Board of Trustees of the Trust. The Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement.

  The net assets of the Portfolios as of August 29, 1996, were as follows: Money Market Portfolio: $34,985,565; Quality Income Portfolio: $53,241,879; High Yield
Portfolio: $40,995,926; Growth and Income Portfolio: $27,130,731; and Stock Index Portfolio: $81,246,395.

  The table below sets forth the net assets as of August 29, 1996 and the rates of compensation for advisory services as a percentage of net assets for investment companies advised by the Sub-Adviser which have similar investment objectives to the Portfolios as indicated.

                                  NET ASSETS AS OF
           FUND NAME              AUGUST 29, 1996           FEE SCHEDULE
- -------------------------------   ----------------    ------------------------
Van Kampen American Capital
  Growth and Income Fund.......     $687,470,430      First $150 million .500%
  (comparable to the                                  Next $100 million .450%
  Growth and Income Portfolio)                        Next $100 million .400%
                                                      Over $350 million .350%
Van Kampen American Capital
  High Yield Fund..............     $388,061,639      First $500 million .750%
  (comparable to the                                  Over $500 million .650%
  High Yield Portfolio)
Van Kampen American Capital
  Reserve Fund.................     $512,901,850      First $150 million .500%
  (comparable to the                                  Next $100 million .450%
  Money Market Portfolio)                             Next $100 million .400%
                                                      Over $350 million .350%

  Under the terms of the Current Sub-Advisory Agreement, the Adviser shall pay to Sub-Adviser, as full compensation for services rendered with respect to the respective Portfolios, a monthly fee at the annual rate set forth below as a percentage of the daily net assets of each Portfolio.

            PORTFOLIO                AVERAGE DAILY NET ASSETS    % PER ANNUM
- ----------------------------------   ------------------------    -----------
Money Market Portfolio............     First $500 million        .250 of 1%
                                       Over $500 million         .150 of 1%
Quality Income Portfolio..........     First $500 million        .250 of 1%
                                       Over $500 million         .200 of 1%
High Yield Portfolio..............     First $500 million        .500 of 1%
                                       Over $500 million         .400 of 1%
Growth and Income Portfolio.......     First $500 million        .350 of 1%
                                       Over $500 million         .250 of 1%
Stock Index Portfolio.............            --                 .250 of 1%

  THE NEW SUB-ADVISORY AGREEMENT. The Board of Trustees approved a proposed New Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust on August 23, 1996. The proposed New Sub-Advisory Agreement which is attached to this Proxy Statement as Annex A, has been marked to show changes from the Current Sub-Advisory Agreement. The form of the proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust, except for the dates of execution, effectiveness and termination.

  The investment sub-advisory fee as a percentage of net assets payable by the Adviser to the Sub-Adviser will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. If the investment sub-advisory fee under the New Sub-Advisory Agreement had been in effect since commencement of the Portfolios' investment operations, sub-advisory fees paid to the Sub-Adviser by the Portfolio would have been identical to those paid under the Current Sub-Advisory Agreement.

  The Board of Trustees of the Trust held a meeting on August 23, 1996, at which meeting the Trustees, including the Disinterested Trustees, concluded that if the Acquisition occurs, entry by the Trust into the New Sub-Advisory Agreement would be in the best interests of the Trust and the Shareholders of the Portfolios. The Board of Trustees, including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement for the Portfolios and recommended such agreement be submitted for approval by the Shareholders of the Portfolios at the Meeting. The New Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of Shareholder approval or (ii) the closing of the Acquisition. The New Sub-Advisory Agreement will continue in effect until

April 30, 1998 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In evaluating the New Sub-Advisory Agreement, the Board of Trustees of the Trust took into account that the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Adviser to the Sub-Adviser, are substantially identical, except for the dates of execution, effectiveness and termination. The Trustees also considered other possible benefits to the Sub-Adviser and Morgan Stanley that may result from the Acquisition, including the continued use, to the extent permitted by law, of Morgan Stanley & Co. and its affiliates for brokerage services.

  The Board of Trustees also considered the terms of the Merger Agreement and the possible effects of the Acquisition upon VKAC's and the Sub-Adviser's organization and upon the ability of the Sub-Adviser to provide sub-advisory services to the Trust. The Board of Trustees considered the skills and capabilities of the Sub-Adviser and the representations of Morgan Stanley that no material change was planned in the current management or facilities of the Sub-Adviser. In this regard, the Board was informed of the resources of Morgan Stanley to be made available to VKAC and the Sub-Adviser, after giving effect to the Acquisition, to secure for the Portfolios quality investment research, investment advice and other client services. The Board considered the financial resources of Morgan Stanley and Morgan Stanley's representation to the Board that it will provide sufficient capital to support the operations of the Sub-Adviser. The Board of Trustees also considered the reputation, expertise and resources of Morgan Stanley and its affiliates in domestic and international financial markets. The Board of Trustees considered the continued employment of members of senior management of the Sub-Adviser and VKAC pursuant to employment and retention agreements and the incentives provided to such members and other key employees of the Sub-Adviser and VKAC, to be important to help to assure continuity of the personnel primarily responsible for maintaining the quality of investment sub-advisory and other services for the Portfolios.

  The Board of Trustees considered the effects on the Trust of the Sub-Adviser becoming an affiliated person of Morgan Stanley. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Portfolios to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Trust will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as a principal, and the Trust will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. is acting as an underwriter. In this connection, management of the Sub-Adviser represented to the Board of Trustees that it did not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolios.

  The Board of Trustees was advised that Section 15(f) of the 1940 Act is applicable to the Acquisition. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

  Management of the Trust is aware of no circumstances arising from the Acquisition, preparatory transactions to the Acquisition or any potential financing that might result in the imposition of an "unfair burden" on the Trust. Moreover, Morgan Stanley has agreed in the Merger Agreement that, upon consummation of the Acquisition, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard, the Merger Agreement provides that Morgan Stanley will use its reasonable best efforts to assure that (i) no "unfair burden" will be imposed on any fund as a result of the transactions contemplated by the Merger Agreement and (ii) except as provided in the Merger Agreement, the investment advisory fees paid by the Portfolios will not be increased for a period of two years from the closing of the Acquisition and that, during such period, advisory fee waivers shall not be permitted to expire except in accordance with their terms. The Sub-Advisor may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two year period. During the two year period following the Acquisition, the Sub-Adviser does not intend to change its policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. Following the Acquisition, to the extent permitted by applicable law, VKAC anticipates that the Portfolios will continue to use Morgan Stanley & Co. and its affiliates for brokerage services.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's sub-adviser or predecessor sub-adviser. The current composition of the Board of Trustees of the Trust would be in compliance with such condition subsequent to the Acquisition.

  Based upon its review, the Board of Trustees concluded that the New Sub-Advisory Agreement is in the best interest of the Trust and the Portfolios' Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval to the Shareholders of the Portfolios.

  In the event that Shareholders of the Portfolios do not approve the New Sub-Advisory Agreement and the Acquisition is consummated, the Board of Trustees of the Trust would seek to obtain for the Portfolios interim investment advisory services at the lesser of cost or the current fee rate either from the Sub-Adviser or from another advisory organization. Thereafter, the Board of Trustees of the Trust would either negotiate a new sub-advisory agreement with an advisory organization selected by the Board of Trustees or make appropriate arrangements, in either event subject to approval of the Shareholders of the Portfolios. In the event the Acquisition is not consummated, the Sub-Adviser would continue to serve as sub-adviser of the Portfolios pursuant to the terms of the Current Sub-Advisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, the New Sub-Advisory Agreement must be approved by a majority of the outstanding voting securities of each Portfolio. The "vote of the majority of the outstanding voting securities" is defined under "Voting" above. The New Sub-Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the New Sub-Advisory Agreement for consideration by the Shareholders of the Portfolios. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

OTHER INFORMATION

  DIRECTORS AND OFFICERS OF THE SUB-ADVISER

  The following table sets forth certain information concerning the principal executive officers and directors of the Sub-Adviser.

                   DIRECTORS AND OFFICERS OF THE SUB-ADVISER

      NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ---------------------------- ----------------------------------------------
Don G. Powell............... President, Chief Executive Officer and a
  2800 Post Oak Blvd.        Director of VKAC Holding and VKAC and
  Houston, TX 77056          Chairman, Chief Executive Officer and a
                             Director of VKAC Distributors, the
                             Sub-Adviser, Van Kampen American Capital Asset
                             Management, Inc., Van Kampen American Capital
                             Management, Inc. and Van Kampen American
                             Capital Advisors, Inc. Chairman, President and
                             a Director of Van Kampen American Capital
                             Exchange Corporation, American Capital
                             Contractual Services, Inc., Van Kampen Merritt
                             Equity Holdings Corp., and American Capital
                             Shareholders Corporation. Chairman and a
                             Director of ACCESS Investor Services, Inc.
                             ("ACCESS"), Van Kampen Merritt Equity Advisors
                             Corp., McCarthy, Crisanti & Maffei, Inc., and
                             Van Kampen American Capital Trust Company.
                             Chairman, President and a Director of Van
                             Kampen American Capital Services, Inc. Prior
                             to July 1996, Chairman and Director of VSM
                             Inc. and VCJ Inc. Prior to July 1996,
                             President, Chief Executive Officer and a
                             Trustee/Director of open-end investment
                             companies and closed-end investment companies
                             advised by the Sub-Adviser and Van Kampen
                             American Capital Asset Management, Inc.
Dennis J. McDonnell......... President, Chief Operating Officer and a
  One Parkview Plaza         Director of the Sub-Adviser and Van Kampen
  Oakbrook Terrace, IL 60181 American Capital Asset Management, Inc., Van
                             Kampen American Capital Advisors, Inc. and Van
                             Kampen American Capital Management, Inc.
                             Executive Vice President and a Director of
                             VKAC Holding and VKAC. President and Director
                             of Van Kampen Merritt Equity Advisors Corp.
                             Director of Van Kampen Merritt Equity Holdings
                             Corp. and McCarthy, Crisanti & Maffei, S.A.
                             Chief Executive Officer and Director of
                             McCarthy, Crisanti & Maffei, Inc. Chairman and
                             a Director of MCM Asia Pacific Company,
                             Limited. President and Trustee/Director of
                             open-end investment companies and closed-end
                             investment companies advised by the
                             Sub-Adviser and Van Kampen American Capital
                             Asset Management, Inc. Prior to July 1996,
                             President, Chief Operating Officer and
                             Director of VSM Inc. and VCJ Inc. Prior to
                             December, 1991, Senior Vice President of Van
                             Kampen Merritt, Inc.

      NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ---------------------------- ----------------------------------------------
Ronald A. Nyberg............ Executive Vice President, General Counsel and
  One Parkview Plaza         Secretary of VKAC Holding and VKAC. Executive
  Oakbrook Terrace, IL 60181 Vice President, General Counsel and a Director
                             of VKAC Distributors, the Sub-Adviser and Van
                             Kampen American Capital Asset Management,
                             Inc., Van Kampen American Capital Management,
                             Inc., Van Kampen Merritt Equity Advisors
                             Corp., and Van Kampen Merritt Equity Holdings
                             Corp. Executive Vice President, General
                             Counsel and Assistant Secretary of Van Kampen
                             American Capital Advisors, Inc., American
                             Capital Contractual Services, Inc., Van Kampen
                             American Capital Exchange Corporation, ACCESS
                             Investor Services, Inc., Van Kampen American
                             Capital Services, Inc. and American Capital
                             Shareholders Corporation. Executive Vice
                             President, General Counsel, Assistant
                             Secretary and Director of Van Kampen American
                             Capital Trust Company. General Counsel of
                             McCarthy, Crisanti & Maffei, Inc. Vice
                             President and Secretary of open-end investment
                             companies and closed-end investment companies
                             advised by the Sub-Adviser and Van Kampen
                             American Capital Asset Management, Inc.
                             Director of ICI Mutual Insurance Co., a
                             provider of insurance to members of the
                             Investment Company Institute. Prior to July
                             1996, Executive Vice President and General
                             Counsel of VSM Inc., and Executive Vice
                             President, General Counsel and Director of VCJ
                             Inc.
William R. Rybak............ Executive Vice President and Chief Financial
  One Parkview Plaza         Officer of VKAC Holding and VKAC since
  Oakbrook Terrace, IL 60181 February 1993, and Treasurer of VKAC Holding
                             through December 1993. Executive Vice
                             President, Chief Financial Officer and a
                             Director of VKAC Distributors, the
                             Sub-Adviser, Van Kampen American Capital Asset
                             Management, Inc., and Van Kampen American
                             Capital Management, Inc. Executive Vice
                             President, Chief Financial Officer, Treasurer
                             and a Director of Van Kampen Merritt Equity
                             Advisors Corp. Executive Vice President and
                             Chief Financial Officer of the Van Kampen
                             American Capital Advisors, Inc., Van Kampen
                             American Capital Exchange Corporation, Van
                             Kampen American Capital Trust Company, ACCESS
                             Investor Services, Inc., and American Capital
                             Contractual Services, Inc. Executive Vice
                             President, Chief Financial Officer and
                             Treasurer of American Capital Shareholders
                             Corporation, Van Kampen American Capital
                             Services, Inc. and Van Kampen Merritt Equity
                             Holdings Corp. Chief Financial Officer and
                             Treasurer of McCarthy, Crisanti & Maffei, Inc.
                             Chairman of the Board of Hinsdale Financial
                             Corp., a savings and loan holding company.
                             Prior to July 1996, Executive Vice President,
                             Chief Financial Officer and a Director of VCJ
                             Inc., and Executive Vice President and Chief
                             Financial Officer of VSM Inc.

      NAME AND ADDRESS                    PRINCIPAL OCCUPATION
- ---------------------------- ----------------------------------------------
Peter W. Hegel.............. Executive Vice President of Van Kampen
  One Parkview Plaza         American Capital Asset Management, Inc., the
  Oakbrook Terrace, IL 60181 Sub-Adviser, Van Kampen American Capital
                             Advisors, Inc., Van Kampen American Capital
                             Management, Inc. Executive Vice President and
                             Director of Sub-Adviser. Director of McCarthy,
                             Crisanti & Maffei, Inc. Vice President of
                             open-end investment companies and closed-end
                             investment companies advised by the Sub-
                             Adviser and Van Kampen American Capital Asset
                             Management, Inc. Prior to July 1996, Director
                             of VSM Inc.
Robert C. Peck, Jr.......... Executive Vice President of the Sub-Adviser
  2800 Post Oak Blvd.        and Van Kampen American Capital Management,
  Houston, TX 77056          Inc. Executive Vice President and Director of
                             Van Kampen American Capital Asset Management,
                             Inc. and Van Kampen American Capital Advisors,
                             Inc. Vice President of open-end investment
                             companies advised by the Sub-Adviser and Van
                             Kampen American Capital Asset Management, Inc.
Alan T. Sachtleben.......... Executive Vice President of the Sub-Adviser
  2800 Post Oak Blvd.        and Van Kampen American Capital Management,
  Houston, TX 77056          Inc. Executive Vice President and a Director
                             of Van Kampen American Capital Asset
                             Management, Inc. and Van Kampen American
                             Capital Advisors, Inc. Vice President of
                             open-end investment companies advised by the
                             Sub-Adviser and Van Kampen American Capital
                             Asset Management, Inc.

  There is no individual who serves as a trustee or officer of the Trust who is also an officer of the Sub-Adviser.

SUBSTANTIAL SHAREHOLDERS

  As of the Record Date, Cova Variable Annuity Account One, a separate account of Cova Financial Services Life Insurance Company, and Cova Variable Annuity Account Five, a separate account of Cova Financial Life Insurance Company, were known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares. On that date, the officers and Trustees of the Trust together owned no Variable Contracts.

OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

  Cova Life has advised the Trust that as of the Record Date, there are no persons who own Variable Contracts which will entitle them to instruct Cova Life with respect to more than 5% of the Shares.

- ------------------------------------------------------------------------------
EXPENSES
- ------------------------------------------------------------------------------

  VKAC Holding will pay the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    Jeffery K. Hoelzel,
                                    Senior Vice President and Secretary
September   , 1996

                                                                         ANNEX A
- ------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENT
- ------------------------------------------------------------------------------

  This Agreement is made between COVA INVESTMENT ADVISORY CORPORATION, an Illinois corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Adviser"), VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Sub-Adviser") and COVA SERIES TRUST, a Massachusetts business trust (hereinafter referred to as the "Trust").

  WHEREAS, the Trust, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission has appointed Adviser as investment adviser for and to the Quality Income Portfolio, High Yield Portfolio, Growth and Income Portfolio, Money Market Portfolio and Stock Index Portfolio, each being a sub-trust of the Trust (referred to individually as the "Sub-Trust"), pursuant to the terms of an investment advisory agreement between the Trust and Adviser ("Investment Advisory Agreement");

  WHEREAS, Sub-Adviser is engaged in the business of rendering investment management services; and

  WHEREAS, Adviser desires to retain Sub-Adviser to provide certain investment management services for the Sub-Trust as more fully described below;

  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

  1. Retention of Sub-Adviser. Adviser hereby retains Sub-Adviser to assist Adviser in its capacity as investment adviser for the Sub-Trusts. Subject to the oversight and review of Adviser and the Board of Trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of the assets of the Sub-Trusts. Sub-Adviser will determine in its discretion, subject to the oversight and review of Adviser, the investments to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

  Sub-Adviser, in its supervision of the investments of the Sub-Trusts, will be guided by each Sub-Trust's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Adviser to Sub-Adviser.

  Sub-Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

  2. Fee. Adviser shall pay to Sub-Adviser, for all services rendered to the Sub-Trusts by Sub-Adviser hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder.

  3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at a shareholders' meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting.

  4. Termination. This Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Sub-Trust or by the Sub-Adviser on sixty (60) days written notice to the Adviser.

  This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

  Notwithstanding any provision of this Agreement, this Agreement may not be cancelled by the Adviser without the approval of a majority of the Board of Trustees of the Trust.

  This Agreement shall automatically terminate in the event of its assignment. The Sub-Adviser may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

  5. Sub-Adviser's Representations. Sub-Adviser represents and warrants that the Sub-Trusts will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended and Treasury Regulations, Section 1.817.5 relating to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Adviser will be relieved of this obligation and shall be held harmless when direction from the Adviser or Trustees causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Adviser agrees to provide quarterly reports to Adviser, executed by a duly authorized officer of Sub-Adviser, within seven (7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Adviser may request and Sub-Adviser agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Adviser.

  6. Liability. The Sub-Adviser shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or (2) by reason of its reckless disregard of its obligations and duties under this Agreement.

  7. Brokerage. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Trusts with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Sub-Trusts. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Trusts and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser (to the extent permitted by law) exercises investment discretion. The Sub-Adviser is authorized to cause the Sub-Trusts to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Trusts which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

  8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

  9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

  10. Registration as Investment Adviser. Adviser and Sub-Adviser hereby acknowledge that it is registered as an investment adviser under the Investment

Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

  Witness the due execution hereof this     day of            , 1996.

                            COVA INVESTMENT ADVISORY CORPORATION
Attest:
                            By:
- ------------------------    ------------------------------------


                            VAN KAMPEN AMERICAN CAPITAL
                            INVESTMENT ADVISORY CORP.
Attest:
                            By:
- ------------------------    ------------------------------------


                            COVA SERIES TRUST
Attest:
                            By:
- ------------------------    ------------------------------------

                                                                       EXHIBIT A
                                                       TO SUB-ADVISORY AGREEMENT

                               COVA SERIES TRUST

                           SUB-ADVISORY COMPENSATION

  For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, fees at the end of each calendar month equal to a percentage of the average daily net assets of the Sub-Trusts as follows:

            PORTFOLIO                AVERAGE DAILY NET ASSETS    % PER ANNUM
- ----------------------------------   ------------------------    -----------
Money Market Portfolio............     First $500 million        .25 of 1%
                                       Over $500 million         .15 of 1%
Quality Income Portfolio..........     First $500 million        .25 of 1%
                                       Over $500 million         .20 of 1%
High Yield Portfolio..............     First $500 million        .50 of 1%
                                       Over $500 million         .40 of 1%
Growth and Income Portfolio.......     First $500 million        .35 of 1%
                                       Over $500 million         .25 of 1%
Stock Index Portfolio.............     --                        .25 of 1%

                                    PROXY
                            MONEY MARKET PORTFOLIO
                                      OF
                       COVA SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                            October 24, 1996


        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Money Market Portfolio of Cova Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 24, 1996 at the Offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory Corporation, Van Kampen American Capital Investment Advisory
Corp. and Cova Series Trust.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

        Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer



MONEY MARKET PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                           QUALITY INCOME PORTFOLIO
                                      OF
                             COVA SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                            October 24, 1996

        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Quality Income Portfolio of Cova Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 24, 1996 at the Offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory Corporation, Van Kampen American Capital Investment Advisory
Corp. and Cova Series Trust.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

        Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer

QUALITY INCOME PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                             HIGH YIELD PORTFOLIO
                                      OF
                               COVA SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                             October 24, 1996


        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the High Yield Portfolio of Cova Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 24, 1996 at the Offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory Corporation, Van Kampen American Capital Investment Advisory
Corp. and Cova Series Trust.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

        Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


HIGH YIELD PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


Cova Variable Annuity Account One


__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                         GROWTH AND INCOME PORTFOLIO
                                      OF
                               COVA SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                             October 24, 1996


        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Growth and Income Portfolio of Cova Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 24, 1996 at the Offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory Corporation, Van Kampen American Capital Investment Advisory
Corp. and Cova Series Trust.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

        Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company




                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


GROWTH AND INCOME PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                            STOCK INDEX PORTFOLIO
                                      OF
                                 COVA SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                            October 24, 1996


        KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Stock Index Portfolio of Cova Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on October 24, 1996 at the Offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory Corporation, Van Kampen American Capital Investment Advisory
Corp. and Cova Series Trust.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

        Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


STOCK INDEX PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

Money Market Portfolio


          INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
              COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                  COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Money Market Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.  To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Quality Income Portfolio


          INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                   COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Quality Income Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.  To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL
IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

High Yield Portfolio


        INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the High Yield Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.  To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL
IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Growth and Income Portfolio


          INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                  COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Growth and Income Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.  To approve or disapprove a new Sub-Advisory Agreement among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.


INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL
IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Stock Index Portfolio


           INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                   COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Stock Index Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.  To approve or a disapprove a new Sub-Advisory Agreement among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL
IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Money Market Portfolio


            INSTRUCTIONS TO COVA FINANCIAL LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                  COVA FINANCIAL LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Life Insurance Company (the "Company") to vote all shares of the Money Market Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.   To approve or disapprove a new Sub-Advisory Agreement
                                     among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.


INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL LIFE INSURANCE COMPANY.

COVA FINANCIAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Quality Income Portfolio


          INSTRUCTIONS TO COVA FINANCIAL LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                   COVA FINANCIAL LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Life Insurance Company (the "Company") to vote all shares of the Quality Income Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ]   1. To approve or disapprove a new Sub-Advisory Agreement
                                     among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL LIFE INSURANCE
COMPANY.

COVA FINANCIAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF
OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Growth and Income Portfolio


          INSTRUCTIONS TO COVA FINANCIAL LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                  COVA FINANCIAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Cova Financial Life Insurance Company (the "Company") to vote all shares of the Growth and Income Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.   To approve or disapprove a new Sub-Advisory Agreement
                                     among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.


INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL LIFE INSURANCE
COMPANY.

COVA FINANCIAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF
OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Stock Index Portfolio


           INSTRUCTIONS TO COVA FINANCIAL LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             COVA SERIES TRUST TO BE HELD ON OCTOBER 24, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                   COVA FINANCIAL LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Life Insurance Company (the "Company") to vote all shares of the Stock Index Portfolio of COVA SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ] 1.   To approve or disapprove a new Sub-Advisory Agreement
                                     among Cova Investment Advisory
                                     Corporation, Van Kampen American
                                     Capital Investment Advisory Corp. and Cova Series Trust.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL  LIFE INSURANCE
COMPANY.

COVA FINANCIAL  LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF
OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

[COVA LOGO]

Cova Financial Services Life Insurance Company


September __, 1996


Re:   Special Meeting of Shareholders
      Cova Series Trust


Dear Contract Owner:

Cova Series Trust is holding a special meeting of shareholders of the Trust on October 24, 1996, at the offices of the Trust, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois. As the owner of a Cova Variable Annuity contract, you may instruct Cova to cast the number of votes to which you are entitled as shown on the enclosed Voting Instructions Card(s). The Voting Instructions Card(s) has your name as it appears on your contract and the total number of shares you owned in each portfolio through Cova Variable Annuity Account One or Cova Variable Annuity Account Five, in California, as of September 5, 1996.

The item to be voted upon is listed on the Voting Instructions Card(s). You may vote for or against, or abstain from voting on the item. You also need to sign your name exactly as it appears on the Voting Instructions Card(s) and return it (them) to Cova using the enclosed pre-paid envelope.

The Voting Instructions, if completed in proper form and not revoked, will be voted by Cova as specified by you. If no choice is specified, each vote entitled to be directed by you will be cast FOR the proposal referred to in Item 1 of the Voting Instructions Card(s). Votes for which instructions have not been received must be voted by Cova in the same proportion as votes for which instructions have been received. On all other matters that may properly come before the meeting, the proxies will be voted at the discretion of those exercising the proxies. The voting instructions may be revoked at any time before the votes evidenced thereby are voted as indicated in the enclosed Proxy Statement.

Cova will not accept any Voting Instructions received after the close of business on October 21, 1996. As your vote is important, we encourage you to take this opportunity to exercise your voting rights.

Sincerely,

COVA

Enclosures


One Tower Lane * Suite 3000 * Oakbrook Terrace, IL 60181-4644
             800-523-1661 * 630-368-6215


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